Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the three-month period ending January 31, 2014 of Vacation Home Swap, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Donald MacDow, Chairman, President and Chief Financial Officer of the Company, and I, Henry McGrath, Director, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information contained in this Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company.


/s/ Donald MacDow
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Donald MacDow
President, Secretary Treasurer,
Principal Executive Officer,
Principal Financial Officer and sole Director


/s/ Henry McGrath
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Henry McGrath
Director

                                                           Dated: March 24, 2014